                                                                    EXHIBIT 99.4


Newfoundland Ocean Enterprises Limited
Interim Consolidated Statements of Loss and Deficit (Unaudited)
For the Thirty-Two Weeks Ended
(in thousands of U.S. dollars)

                                                   November 8,   November 9
                                                       1997         1996
                                                   -----------   ----------
Revenue                                               $ 40,341     $  6,294
                                                      --------     --------
Expenses
  Production costs                                      36,600        5,012
  Selling, general and administrative                    3,631        2,846
  Depreciation and amortization                            600          652
                                                      --------     --------
                                                        40,831        8,510
                                                      --------     --------
Operating loss                                            (490)      (2,216)
Interest expense                                         1,745        1,935
Interest subsidy                                        (1,462)      (1,697)
                                                      --------     --------
Net loss                                              $   (773)    $ (2,454)
                                                      ========     ========

Deficit, beginning of period                          $(43,395)    $(39,450)
Net loss                                                  (773)      (2,454)
                                                      --------     --------
Deficit, end of period                                $(44,168)    $(41,904)
                                                      ========     ========


    See accompanying notes to the interim consolidated financial statements.

Newfoundland Ocean Enterprises Limited
Interim Consolidated Balance Sheet (Unaudited)
November 8, 1997
(in thousands of U.S. dollars)

ASSETS
  Current
  Receivables (Note 4)                              $ 18,837
  Inventories                                            745
  Prepaids                                                60
                                                    --------
                                                      19,642
Property and equipment (Note 5)                       43,109
                                                    --------
                                                    $ 62,751
                                                    ========

LIABILITIES
Current
  Bank indebtedness (Note 6)                        $ 46,833
  Payables and accruals (Note 7)                      19,277
  Current portion of long term debt                      158
                                                    --------
                                                      66,268
Long term debt (Note 8)                                   37
                                                    --------
                                                      66,305
                                                    --------
Deferred government assistance                        28,889
                                                    --------

SHAREHOLDERS' DEFICIENCY
Capital stock (Note 9)                                     2
Contributed surplus                                   10,456
Foreign exchange adjustment (Note 10)                  1,267
Deficit                                              (44,168)
                                                    --------
                                                     (32,443)
                                                    --------
                                                    $ 62,751
                                                    ========

Contingent liabilities (Note 15)


    See accompanying notes to the interim consolidated financial statements.

Newfoundland Ocean Enterprises Limited
Interim Consolidated Statement of Cash Flow (Note 11) (Unaudited)
For The Thirty-Two Weeks Ended
(in thousands of U.S. dollars)

                                          NOVEMBER 8,    November 9,
                                             1997           1996

Cash derived from (applied to)

OPERATING ACTIVITIES
 Net loss                                    $   (773)      $ (2,454)
 Depreciation and amortization                    600            652
                                             --------       --------
                                                 (173)        (1,802)
Change in non-cash operating
 working capital (Note 12)                      1,291         (2,967)
                                             --------       --------
                                                1,118         (4,769)
                                             --------       --------

FINANCING ACTIVITIES
 New long term debt                                50
 Repayment of long term debt                      (81)          (441)
                                             --------       --------
                                                  (31)          (441)
                                             --------       --------

INVESTING ACTIVITIES
 Acquisition of fixed assets                     (643)          (899)
 Proceeds from sale of fixed assets                               15
                                             --------       --------
                                                 (643)          (884)
                                             --------       --------

 EFFECT OF EXCHANGE RATE CHANGES                1,254         (1,258)
                                             --------       --------
Net increase (decrease) in cash                 1,698         (7,352)
Bank indebtedness
 Beginning of period                          (48,531)       (40,940)
                                             --------       --------
 End of period                               $(46,833)      $(48,292)
                                             ========       ========


    See accompanying notes to the interim consolidated financial statements.

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

1.   BASIS OF FINANCIAL STATEMENT PRESENTATION

These financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the Company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations. The Company has incurred significant operating losses during the current and prior fiscal years and has a substantial working capital deficiency.

The Company's continued existence is dependent upon its ability to restore and maintain profitable operations. The Government of Newfoundland and Labrador as the owner of the Company has provided a loan guarantee to finance the losses and working capital deficiency. The government has also provided a performance guarantee for a major contract.

Management believes that the financial support of government will provide for the continuing of the Company as a going concern. Accordingly, these financial statements do not reflect adjustments to the carrying value of assets and liabilities that could be necessary if the going concern assumptions were not appropriate.


2.   NATURE OF OPERATIONS

The Company's principal business is to provide ship, offshore drilling rig and industrial fabrication and repair services. Its market is worldwide with a concentration in North America. The Company's services are conducted at its facilities located in Marystown, Newfoundland, Canada.


3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements include the accounts of Newfoundland Ocean Enterprises Limited, its wholly-owned subsidiaries Marystown Shipyard Limited and Vinland Industries Limited, and Vinland Industries, A Limited Partnership. They have been prepared in accordance with accounting principles generally accepted in the United States and are also in accordance, in all material respects, with generally accepted accounting principles in Canada. All significant intercompany transactions and accounts have been eliminated.

These interim consolidated financial statements are presented on the basis of a thirty-two week period.

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D)

INCOME RECOGNITION

Revenue from contracts is recognized on the percentage-of-completion method. Under this method, the percentage-of-completion is determined by relating the actual production costs incurred to date on a component basis to the current estimated total production costs for each contract. Until progress on a contract reaches a point where management can determine with reasonable accuracy the estimated final results, revenues are recognized only to the extent of costs incurred. The performance of such contracts may extend over several years and therefore periodic reviews of estimated final revenues and costs are necessary during the term of the contracts. Final contract settlements and periodic reviews may result in revisions to estimated final contract profits or losses which have the effect of including cumulative adjustments to income in the year the revisions are made. Anticipated losses on uncompleted contracts are provided for in full in the year in which the losses become evident.

PRODUCTION COSTS

The cost components charged to production are direct labour, material associated with production and overhead costs. Materials purchased specifically for production are charged to production costs when purchase orders are issued.

INVENTORIES

Inventories consist primarily of materials purchased for ship and industrial repair and shipbuilding contracts and are valued at the lower of cost or market (replacement cost or net realizable value).

DEPRECIATION

Depreciation is recorded on a straight-line basis over the estimated useful life of the assets commencing in year following acquisition. The estimated useful life of each major class of asset is as follows:

     Land improvements       28 years
     Buildings               50 years
     Wharves                 50 years
     Equipment           5 - 50 years

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D.)

GOVERNMENT ASSISTANCE

     FIXED ASSETS
     Government grants relating to the acquisition of fixed assets are recorded as deferred credits and amortized on the same basis as the related assets are depreciated.

     During the period amortization of $1,519,000 (1996 - $1,517,000) was recorded as an offset to depreciation expense.

     OPERATIONS
     Government assistance provided for operations is recorded as income. During the period grants totalling $1,462,000 (1996 - $1,697,000) were received and recorded as interest subsidy.

WARRANTY

The estimated cost of warranty is recognized as a component of cost during the performance of the contracts. Adjustments to these estimated costs are recognized in the year in which they become evident.

USE OF ESTIMATES

In preparing the financial statements, the Company is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the balance sheet dates and the revenues and expenses for the years then ended. Actual results could differ materially from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of the Company's financial instruments at November 8, 1997, including accounts receivable, accounts payable and debt, approximate their fair value.

INCOME TAXES

The Company is a crown corporation, wholly owned by the Province of Newfoundland, and as such is exempt from federal and provincial income taxes in accordance with Section 149(1) of the Canadian Income Tax Act.

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT'D.)

FOREIGN CURRENCY TRANSLATION

The Company's operations, which are located in Canada, are considered to be financially and operationally self-sustaining. These operations are translated into United States currency using the current rate method. Under this method assets and liabilities have been translated at exchange rates in effect at the balance sheet dates and revenue and expenses are translated at average exchange rates for the year. Adjustments arising from the translation of the balance sheet are deferred and included as a separate component of shareholders' deficiency.

RECENTLY ISSUED ACCOUNTING PRENOUNCEMENTS

In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standard (SFAS) No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general purpose financial statements. This statement requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is
displayed with the same prominence as other financial statements.   This
statement is effective for fiscal years beginning after December 15, 1997. Management intends to comply with this standard.

In June 1997, the FASB issued SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information". This statement establishes standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This statement is effective for fiscal years beginning after December 15, 1997. Management intends to comply with this standard.


4.   RECEIVABLES

Trade                                       $ 6,846
Allowance for doubtful accounts                 114
                                            -------
                                              6,732
Cost and earnings in excess of billings
   on uncompleted contracts                  12,105
                                            -------
                                            $18,837
                                            =======

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

5.   PROPERTY AND EQUIPMENT

                                        Accumulated      Net
                                Cost    Depreciation  Book Value
                               -------  ------------  ----------
Land and land improvements     $ 4,910     $   262     $ 4,648
Buildings                       25,802       3,808      21,994
Wharves                         13,498       3,753       9,745
Equipment                       16,315       9,593       6,722
                               -------     -------     -------
                               $60,525     $17,416     $43,109
                               =======     =======     =======

The cost of property and equipment includes assets acquired from MSL Limited, a predecessor company, in 1989 and recorded in the accounts at $29,610,000 being the adjusted carrying value in MSL Limited at the date of acquisition, supported by an appraisal prepared by Seashore Engineering and Associates Limited in November, 1988.


6.   BANK INDEBTEDNESS

Bank operating credit facility    $46,575
Bank overdraft                        258
                                  -------
                                  $46,833
                                  =======

The Company has in place a bank operating credit facility totalling $47.3 million which was available for borrowing at a period-end interest rate of 5.25%. The outstanding borrowings at November 8, 1997 totalled $46.6 million, leaving $0.7 million available on the facility at that date. As security for the bank operating credit facility the Company has provided a guarantee of the Government of Newfoundland and Labrador.


7.   PAYABLES AND ACCRUALS

Trade payables      $17,343
Accruals              1,900
Interest accrual         34
                    -------
                    $19,277
                    =======

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

8.   LONG TERM DEBT

Obligation under capital lease                     $195
Less:  current portion                              158
                                                   ----
                                                   $ 37
                                                   ====

Principal repayments required in each of the next two years are as follows:

 1998 - $158
 1999 - $ 37


9.   CAPITAL STOCK

Authorized:
     An unlimited number of common shares of no par value
Issued:
     3 shares                                                     $2
                                                                  ==


10. FOREIGN EXCHANGE ADJUSTMENT

Balance, beginning of period                           $  401
Translation adjustments for the period arising from
  change in foreign exchange rates                        844
                                                       ------
Balance, end of period                                 $1,245
                                                       ======

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

11. CONSOLIDATED STATEMENT OF CASH FLOW

The Company's cash management process involves drawing on its bank operating credit facility to meet working capital requirements and cash needs, consequently cash balances are not normally maintained. As such, reconciliation of cash flow to the change in bank indebtedness is considered more appropriate in this circumstance.

Because the indirect method of preparing the consolidated statement of cash flow has been used, FASB Statement No. 95 requires the following additional disclosure:

                                                1997    1996
                                               ------  ------
Interest paid during the period                $1,608  $1,620

Interest subsidy received during the period    $1,446  $1,553


12.  CHANGE IN NON-CASH OPERATING WORKING CAPITAL

                           1997       1996
                         --------   -------

Receivables              $(12,733)  $(1,683)
Inventories                  (225)      220
Prepaids                      295       201
Payables and accruals      13,954    (1,705)
                         --------   -------
                         $  1,291   $(2,967)
                         ========   =======


13.  SIGNIFICANT CUSTOMERS AND COLLECTIVE BARGAINING AGREEMENTS

The nature of the fabrication and repair services undertaken by the Company can result in an individual contract representing a large percentage of a fiscal year's revenue. Similarly, total services performed for an individual customer may also comprise a significant portion of a fiscal year's revenue. During the period ended November 8, 1997, the largest individual contract represented 35% of total revenue. During this same fiscal period services performed for three separate customers comprised 37%, 29% and 13% of total revenue.

Newfoundland Ocean Enterprises Limited
Notes to the Interim Consolidated Financial Statements (Unaudited) November 8, 1997
(in thousands of U.S. dollars)

13. SIGNIFICANT CUSTOMERS AND COLLECTIVE BARGAINING AGREEMENTS (CONT'D.)

The non-management employees of the Company are covered under collective bargaining agreements. The current status of these agreements are as follows:

          . International Union of Marine Workers - Local 20 - during 1997 a new five year collective agreement was signed effective from April 1, 1997 to March 31, 2002;

          . Marine Office and Technical Employees Union - Local 29 - during 1997 a new five year collective agreement was signed effective from September 3, 1997 to December 31, 2002; and

          . International Union of Operating Engineers - Local 904 - the collective agreement expired as at March 31, 1997 and has not been renegotiated to date.


14.  EMPLOYEE BENEFIT PLANS

The Company provides retirement benefits to employees under two separate group registered retirement savings plan (RRSP) arrangements. These arrangements are effectively defined contribution plans and therefore the Company does not have any obligation with respect to future retirement benefits for employees other than the required annual contribution to the plans.

Under these group plans the unionized employees are required to contribute 2% of gross earnings and the non-union employees are required to contribute 3.5% of gross earnings. Both groups may voluntarily contribute any additional amount with no restrictions. For both groups, the Company is required to contribute 4% of the employee's gross earnings plus an additional 1% with respect to any voluntary employee contribution to a total maximum of 5% of gross earnings. For the period ended November 8, 1997 the Company's contributions under both plans totalled $402,000 (1996 - $152,000).


15.  CONTINGENT LIABILITIES

As of November 8, 1997, there are a number of claims against the Company in varying amounts for which no provision has been made. It is not possible to determine the amounts that may ultimately be assessed against the Company with respect to these claims, but management believes that any such amounts would not have a material impact on the business or financial position of the Company.